EXHIBIT 10.18


CONSULTING AGREEMENT, dated as of January 1, 2002, MARKETCENTRAL.NET CORP a Texas corporation having an office at 6401 South Boston Street - Villa Q205, Englewood, Colorado 80111 (the "Company") and THE N.I.R. GROUP, LLC, a New York limited liability company with executive offices located at 155 First Street, Suite B, Mineola, New York 11501 (the "Consultant").

                                   WITNESSETH:
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WHEREAS,  the Company, through its affiliates and principals, has extensive experience in its areas of expertise, including, without limitation, financial, strategic and operational consulting and other business matters; and

WHEREAS, the Consultant has expertise in the assisting in the development and expansion of companies such as the Company; and

WHEREAS, the Company desires to retain the services of the Consultant to render strategic advice with respect to the development of the Company; and

WHEREAS, the Consultant wishes to render such services to the Company upon the terms, conditions and covenants set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and subject to the conditions contained herein, the parties hereto hereby agree as follows:

I.  TERMS  OF  SERVICE.
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     SECTION  1.01 DUTIES.  The Consultant will advise the Company's management,
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employees,  and  agents  with  respect  to  the  Company's field of interest and business, and strategic and commercial matters related to the Consultant's expertise. The Consultant will use best efforts to assist the company in overall operational and business strategy. The Consultant will assist the Company in structuring acquisition plans, including, without limitation, structuring and negotiation of acquisitions and dispositions of assets. Upon reasonable notice to the Consultant, the Company will have access to the Consultant at reasonable times in order to discuss matters related to the Company's business. The services to be provided by the Consultant pursuant to the terms hereof, whether such services are performed verbally or in writing, shall be reasonable in terms of hours per month. If no such services are requested, the consulting fees provided for herein shall still be paid.

     SECTION  1.02  TERM;  TERMINATION.  The term (the "Term") of this Agreement
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shall  be  three (3) months, commencing on the date hereof.  In the event of any earlier termination of this Agreement, the parties hereto agree that the Consultant shall be entitled to the amounts otherwise due hereunder notwithstanding such termination.


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     SECTION  1.03  CONSULTING  FEE.  In  consideration  of  the  services to be
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performed  hereunder,  the  Consultant  shall  receive the fee of $11,250.00 per month  in  cash  and 100,000 shares (together with the Cash Fee, the "Consulting
Fee") of the Company's common stock per month net of taxes, excises and other governmental and other charges, payable monthly on the first of each month in advance.


     SECTION  1.04  EXPENSES.  If the Company requests the Consultant to provide
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any specific services hereunder that cause the Consultant to incur expenses, the
Company shall reimburse the Consultant for all reasonable expenses upon presentation of expense vouchers or statements or such other supporting information as the Company may require. However, notwithstanding anything contained in the foregoing to the contrary, the Consultant shall not incur any reimbursable expense in excess of $500.00 without the prior written consent of the Company.


II.   MISCELLANEOUS.
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     SECTION  2.01   NO  VIOLATION  OF  OTHER  AGREEMENTS.  Each  of the parties
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hereto  represents and warrants that execution, delivery, or performance of this
Agreement does not conflict with, or violate the terms of, any other agreement to which it is a party or by which it is bound.

     SECTION  2.02   INDEPENDENT  CONTRACTOR;  LIMITATION  OF  LIABILITY.
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     (a)The  Consultant is an independent contractor to the Company, and nothing herein shall be deemed to constitute the Consultant or its agents as an employee or agent of the Company.

     (b) The Company acknowledges that it remains solely responsible for the conduct and operation of its business and that the Consultant makes no representation or warranty and assumes no liability with respect to the outcome or result of any particular course of action or operation of the Company's business.


     SECTION  2.03     NOTICES.  Any  notice provided under this Agreement shall
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be  in writing and shall be deemed to have been effectively given when delivered personally, sent by private express mail service (such as Federal Express), or sent by registered or certified mail (return receipt requested) to the address set forth in the introductory paragraph hereof (or to other address as any party has furnished in writing to the other parties in accordance with the provisions of this Section 2.03).

     SECTION  2.04  ASSIGNMENT.   None of the parties may assign its interest in
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this  Agreement or delegate its responsibilities hereunder without prior written consent  of  the  other  party.

     SECTION  2.05   SEVERABILITY.   The  invalidity  or unenforceability of any
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particular  provision  of this Agreement or portion thereof shall not affect the validity or unenforceability of any other provision thereof. If any provision of this Agreement is adjudicated to be so broad as to be unenforceable, it shall be interpreted to be only as broad as is enforceable.

     SECTION  2.06  COUNTERPARTS;  GOVERNING  LAW.    This  Agreement  may  be
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executed  in  any  number  of  counterparts,  each  of  which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws.
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     SECTION  2.07   HEADINGS.   The  article  and  section  headings  in  this
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Agreement  are  solely for convenience of reference and shall be given no effect in  the  construction  or  interpretation  of  this  Agreement.

     SECTION 2.08  COUNTERPARTS.   This Agreement may be executed in one or more
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which together  shall  constitute  one  and  the  same  instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


     MARKETCENTRAL.NET  CORP.
     By:  __________________________
     Name: Paul Taylor
     Title: Chairman


     THE  N.I.R.  GROUP,  LLC
     By:  ___________________________
     Name:  Corey  S.  Ribotsky
     Title:    Member